Exhibit 10.23

EXECUTION COPY

FIRST AMENDMENT TO THE LIMITED LIABILITY COMPANY AGREEMENT OF

IRC-IREX VENTURE II, L.L.C.

THIS FIRST AMENDMENT TO THE LIMITED LIABILITY COMPANY AGREEMENT OF IRC-IREX VENTURE II, L.L.C. (this “Amendment”) is made and entered into as of the 1st day of January, 2011, to be effective as of January 1, 2011 by and between INLAND EXCHANGE VENTURE CORPORATION, a Maryland corporation (“Venture Corp.”), and INLAND PRIVATE CAPITAL CORPORATION (f/k/a Inland Real Estate Exchange Corporation and referenced in the text of this amendment as “IREX”), a Delaware corporation (“IPCC”).

RECITALS

A.                                   Venture Corp. and IPCC are members of IRC-IREX Venture II, L.L.C. (the “Company”) which is governed under the terms of the Limited Liability Company Agreement of IRC-IREX Venture II, L.L.C. dated as of May 7, 2009 (the “Operating Agreement”).

B.                                     Venture Corp. and IPCC desire to amend Sections 4.6, 10.2 and 10.3 of the Operating Agreement in connection with the contribution of Equity Advances and Company distributions.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendments to Operating Agreement.

A.                                   New definitions are added to Article I of the Operating Agreement as follows:

“Co-Additional Equity Advance” shall mean a capital contribution made by Both Venture Corp. and IREX to the Company, in connection with a Co-Equity Syndication and in the proportions as set forth in the applicable Syndication Proposal, the proceeds of which will thereupon be contributed by the Company to a Venture Sub to fund (in part) additional capital that may be required by the Venture Sub, such capital contribution to be based on the percentage of the Company’s Interest in the Venture Sub at the time such additional capital is required by the Venture Sub.

“Co-Equity Advance” shall mean a capital contribution of real property or a contractual interest in real property made by either Venture Corp. or IREX to the Company, in connection with a Co-Equity Syndication and in the proportions as set forth in the applicable Syndication Proposal, which real property or contractual interest therein will thereupon be contributed by the Company to a Venture Sub to fund (in part) additional capital that may be required by the Venture Sub, such capital contribution to be based on the percentage of the

Company’s Interest in the Venture Sub at the time such additional capital is required by the Venture Sub.

“Co-Equity Syndication” shall mean a syndication of a 1031 Program where both IREX and Venture Corp. make a Co-Equity Advance and share in the distribution of Operating Proceeds, as agreed between them and as set forth in the applicable Syndication Proposal.

B.                                     The definition of “Offering Recommendation” is amended by inserting, after the words, “Venture Corp.” in the sixth line, the following: “(or the Co-Equity Advance to be required of Venture corp. and IREX, as applicable)”.

C.                                     The definition of “Recommendation Period” is amended by deleting the words, “December 31, 2010” and in lieu thereof inserting the words, “December 31, 2012”.

D.                                    Section 4.3 is amended by deleting the following words: “December 31, 2009”, “June 30, 2010”, “January 1, 2010” and “June 30, 2011” and in lieu thereof, inserting the following words, respectively: December 31, 2011, June 30, 2012, January 1, 2012 and June 30, 2013.

E.                                      A new Section 4.3A is added to the Operating Agreement as follows:

“4.3A Mutual Agreement re Syndication Proposals for Co-Equity Syndications. The Members shall in good faith attempt to arrive at the terms of and execute a Syndication Proposal for a Co-Equity Syndication; provided, however neither Member shall be obligated to accept any proposed Target Property or Offering Recommendation nor be required to enter into a Syndication Proposal.

F.                                      A new Section 4.6A is added to the Operating Agreement as follows:

“4.6A Co-Equity Advances.  Upon the Members’ execution of the Syndication Proposal, and the execution of the Management Agreement described above in Section 4.5, Venture Corp. and IREX shall make their respective Co-Equity Advance capital contributions to the Company as valued in the Syndication Proposal. Following receipt of the Co-Equity Advances, the Company will contribute the Co-Equity Advances to the Venture Sub which will proceed to acquire the Target Properties. The Company shall maintain separate accounting for each Co-Equity Advance made by Venture Corp. and IREX.”

G.                                     Section 4.8 is deleted from the Operating Agreement in its entirety and in lieu thereof the following is inserted:

“4.8 Assignment of Rights to Acquire Target Property.  If a Target Property is already under contract to Venture Corp., IREX or any Affiliates thereof, or a nominee for any of them, Venture Corp. or IREX, as the case may be, shall have the purchase contract assigned to the Venture Sub prior to the anticipated closing of the Target Property.”

H.                                    A new Section 4.10A is added to the Operating Agreement as follows:

“4.10A Discontinued Venture or Abandoned Syndication re a Co-Equity Syndication.  If in connection with a Co-Equity Syndication, the Venture Sub fails to close on the purchase of a Target Property for any reason or in the event of an Abandoned Syndication for a Co-Equity Syndication, the costs incurred in connection therewith and the disposition or retention of the Target Property shall be treated as follows:

(a) If a Co-Equity Syndication Proposal has been entered into by the parties, but a Target Property is not acquired by the Venture Sub, (i) if a Co-Equity Advance has been made, the same shall be returned to the contributing party, Venture Corp. or IREX, or one of their Affiliates, as the case may be and (ii) such contributing party shall bear all evaluation, acquisition and Upfront Costs and Expenses incurred in connection with the Target Property, including any earnest money that may have been forfeited by the Venture Sub; provided, however, if the other party or an Affiliate thereof shall acquire such Target Property, the acquiring party, or its parent, in the case of an Affiliate acquirer, shall bear all evaluation and acquisition costs, incurred in connection with the Target Property, and shall promptly reimburse the Company, or the other party for any such expenses that may have been advanced or paid by the Company or other party, including any earnest money forfeited. The contributing party shall bear all Upfront Costs and Expenses incurred by the Company including those pertaining to the preparation of the Private Placement Memorandum in connection with such Target Property unless the Target Property is acquired by the non-contributing party, or an Affiliate thereof, in which case the non-contributing party shall bear all Upfront Costs and Expenses incurred by the Company.

(b) If there is an Abandoned Syndication after a Target Property has been acquired by a Venture Sub, then: (i) the contributing party of the Target Property shall bear all evaluation, acquisition and Upfront Costs and Expenses in connection with the Target Property; (ii) all Operating Proceeds from such Target Property shall be distributed to the contributing party and the contributing party shall fund all Target Property losses as required by Section 4.12A; and (iii) the contributing party shall solely determine, as provided under Section 6.4A (b), whether it shall continue to hold title to its Target Property for disposition to a third party or whether the Target Property shall be conveyed to an Affiliate of such party. If the Abandoned Syndication results from a 1031 Program that is not undertaken or from a Target Property, or purchase contract therefor, contributed by IREX that is withdrawn from the market, IREX shall pay for the costs of the preparation of the Private Placement Memorandum. If the Abandoned Syndication results from a Target Property, or a purchase contract therefor, contributed by Venture Corp., IREX shall pay for the costs of the preparation of the Private Placement Memorandum.

(c) If prior to the acquisition of Target Property by a Venture Sub, a Co-Equity Syndication Proposal was entered into by the parties and a Private Placement Memorandum was prepared that was rejected by Inland Securities Corporation, and the Venture Sub and Inland Securities Corporation did not thereafter agree on the terms of a 1031 Program for the Target Property, then (i) each party will be prohibited from acquiring such Target Property of the other party for its own account without the written consent of such other party, (ii) IREX shall bear the cost of the preparation of the Private Placement Memorandum and (iii) each party shall bear all evaluation costs incurred in connection with its Target Property that was to be contributed to the Venture Sub, including any earnest money that may have been forfeited by the Venture Sub and shall promptly reimburse the Company for any such expenses that may have been advanced or paid by the Company, including any earnest money forfeited; provided, however, if a non-contributing party shall acquire Target Property of the other party, the acquiring party (whether directly or by an Affiliate) shall bear all evaluation and acquisition costs, incurred in connection with such Target Properties, including any earnest money that may have been forfeited by the Venture Sub, and shall promptly reimburse the Company for any such expenses that may have been advanced or paid by the Company, including any earnest money forfeited.”

I.                                         A new Section 4.11A is added to the Operating Agreement as follows:

“4.11                     Venture Sub Losses re a Co-Equity Syndication. If in connection with a Co-Equity Syndication, the Company funds any operating losses or other losses of a Venture Sub, all such funded amounts shall be promptly reimbursed to the Company by Venture Corp. and IREX in their proportionate shares which shall be treated by each party as a Co-Additional Equity Advance to the Company.”

J.                                        A new Section 4.12A is added to the Operating Agreement as follows:

“4.12A           Additional Equity Advances re a Co-Equity Syndication.  In connection with a Co-Equity Syndication, upon the Company’s receipt of a statement from a Venture Sub stating that the Venture Sub has approved a call for additional capital from its members, or beneficiaries if the Venture Sub is a DST, Venture Corp. and IREX shall thereupon make an Co-Equity Additional Equity Advance to the Company in the amount of the capital contribution attributable to the Company. Following receipt of the Co-Equity Additional Equity Advance, the Company will contribute the amount of the Co-Equity Additional Equity Advance to the Venture Sub. The Company shall maintain separate accounting for each Co-Equity Additional Equity Advance made by Venture Corp.”

K.                                    A new Section 6.4A is added to the Operating Agreement as follows:

“6.4A  Venture Corp. Member Decisions re Co-Equity Syndications.  Notwithstanding anything in this Agreement to the contrary, the contributing party of a Target Property, or a purchase contract therefor, in connection with a Co-Equity Syndication shall have the sole and exclusive right, power and authority to make all decisions and to take all actions, including the power to bind or cause the Company to act, with respect to all decisions concerning the sale, conveyance or other disposition of such Target Property or purchase contract therefor, which is the subject of an Abandoned Syndication. Each Venture Sub operating agreement or trust agreement shall include appropriate provisions authorizing the Company, so long as it is the sole member, or sole beneficiary, as the case may be, of such Venture Sub, to sell, convey or otherwise dispose of the Target Property in the event such Target Property is the subject of an Abandoned Syndication as directed by the contributing party thereof.”

L.                                      A new Section 6.4B is added to the Operating Agreement as follows:

“6.4B   Distributions of Proceeds re Co-Equity Syndications. All distributions of Operating Proceeds, Net Investor Sales Proceeds and Exit Sale Proceeds from Co-Equity Syndications received by the Company shall be promptly distributed to Venture Corp. and IREX as set forth in the applicable Co-Equity Syndication Proposal. Each Venture Sub operating agreement in connection with a Co-Equity Syndication shall include appropriate provisions authorizing the Company, as sole member of the Venture Sub, to distribute all available cash of the Venture Sub to the Company.”

M.                                 The following words are added to the second line of Section 7.3 of the Operating Agreement following the word “Decisions”:

“and decisions under Section 6.4A”.

N.                                    A new Section 10.2A is added to the Operating Agreement as follows:

“10.2A Distributions of Operating Proceeds re Co-Equity Syndications. When the Company receives a distribution of Operating Proceeds from a Venture Sub in connection with a Co-Equity Syndication, which the Venture Sub shall promptly distribute to the Company upon receipt, and the Company shall promptly distribute the same as provided under Section 6.4 (B).”

O.                                    A new Section 10.3A is added to the Operating Agreement as follows:

“10.3A   Distributions of Net Investor Sale Proceeds and Exit Sale Proceeds re a Co-Equity Syndication.  When the Company receives a distribution of Net Investor Sale Proceeds or Exit Sale Proceeds from a Venture Sub in connection with a Co-Equity Syndication, which the Venture Sub shall promptly distribute to the Company upon receipt, and the Company shall promptly distribute the same as provided under Section 6.4 (B) provided that any Co-Additional Equity Advances that are required to be paid have been paid in full.”

P.                                      The following words are added to the end of Section 10.4 of the Operating Agreement:

“or in accordance with Co-Equity Syndication Proposals, as applicable”

Q.                                    Section 11.6 is deleted from the Operating Agreement in its entirety and in lieu thereof the following is inserted:

“11.6 Venture Subs.  All items of Profit and Loss passed through to the Company from a Venture Sub not in connection with a Co-Equity Syndication or Profit or Loss (after payment of all fees and expenses owed to IREX) resulting from the sale of an Interest not in connection with a Co-Equity Syndication shall be allocated 100% to Venture Corp. All items of Profit and Loss passed through to the Company from a Venture Sub in connection with a Co-Equity Syndication or Profit or Loss (after payment of all fees and expenses owed to IREX) resulting from the sale of an Interest in connection with a Co-Equity Syndication shall be allocated to Venture Corp. and IREX as provided in the Co-Equity Syndication Proposal.”

R.                                     The following words are added to the end of Section 14.3 (b) of the Operating Agreement:

“in connection with non-Co-Equity Syndications and to Venture Corp. and IREX as to Co-Equity Syndications as to their proportionate shares as set forth in the Co-Equity Syndication Proposals”

S.                                      The following words are added to the end of Section 14.3 (c) of the Operating Agreement:

“in connection with non-Co-Equity Syndications and to Venture Corp. and IREX as to Co-Equity Syndications as to their proportionate shares as set forth in the Co-Equity Syndication Proposals”

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Limited Liability Company Agreement of IRC-IREX Venture II, L.L.C. as of the day and year first above written.

MEMBERS:

INLAND PRIVATE CAPTIAL CORPORATION,
(f/k/a Inland Real Estate Exchange Corporation), a Delaware corporation

BY:	/s/ PATRICIA A. DEL ROSSO
ITS:	President

INLAND EXCHANGE VENTURE CORPORATION, a Delaware corporation

BY:	/s/ MARK ZALATORIS
ITS:	President / CEO

REAFFIRMATION OF JOINDER AGREEMENT

The undersigned (individually or collectively, as the context requires, “Joinder Party”) hereby acknowledges and agrees that it has read and reviewed the foregoing First Amendment to the Limited Liability Company Agreement of IRC-IREX Venture II, L.L.C. (“Amendment”) dated as of January 1, 2011, by and Inland Exchange Venture Corporation, a Maryland corporation (“IRC”), and Inland Private Capital Corporation (f/k/a Inland Real Estate Exchange Corporation), a Delaware corporation (“IPCC”) to which this Reaffirmation of Joinder Agreement has been attached.  Capitalized terms used but not defined herein shall have the meaning set forth in the Limited Liability Company Agreement of IRC-IREX Venture II, L.L.C., by and between IRC and IPCC (“Operating Agreement”).

For ten dollars ($10.00) and other good and valuable consideration, the undersigned hereby confirms and ratifies that the Joinder to the Operating Agreement (“Joinder Agreement”), executed by the undersigned, remains in full force and effect notwithstanding the execution and delivery of the Amendment and agrees that all of the undersigned’s obligations under the Joinder Agreement shall remain in full force and effect, as may be specifically modified and amended by the Amendment.

The undersigned further acknowledges that this Reaffirmation of Joinder Agreement is given as a material inducement to IRC and IPCC to execute the Amendment.

IN WITNESS WHEREOF, the undersigned, by its duly authorized officer, has caused this Joinder Agreement to be duly executed and delivered as of the 1st day of January, 2011.

JOINDER PARTY:

INLAND REAL ESTATE CORPORATION

By:	/s/ MARK ZALATORIS
Name:	Mark Zalatoris
Title:	President/CEO